Exhibit  23.2          Consent  of  John  B.  Evans  II

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated September 24, 1999 included in the Hyperdynamics Corporation Form 10-KSB for the year ended June 30, 1999.

____________________________
/s/  John  B.  Evans  II
Houston,  Texas
September  14,  2001


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